                       1974 SPROUL ROAD, BROOMALL, PENNSYLVANIA


                                    SALE AGREEMENT


                                       BETWEEN


                         METROPOLITAN LIFE INSURANCE COMPANY


                                      AS SELLER


                                         AND

                               BRANDYWINE REALTY TRUST

                                     AS PURCHASER


                   Dated as of                               , 1997
                              -------------------------------

                                    SALE AGREEMENT

    THIS SALE AGREEMENT (the "Agreement") is made as of this __________ day of _________________________, 1997 (the "Effective Date", being the date of
Seller's execution hereof), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, ("Seller" ) and BRANDYWINE REALTY TRUST, a Maryland real estate investment trust ("Purchaser").

                                 W I T N E S S E T H:

                                      ARTICLE I
                                  PURCHASE AND SALE

    Section 1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

         (a) that certain tract or parcel of land located at and known as 1974 Sproul Road, Broomall, Marple Township, Delaware County, Pennsylvania, more particularly described in Exhibit A attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in this clause (a) being herein referred to collectively as the "Land");

         (b) the buildings, structures, fixtures and other improvements affixed to or located on the Land, excluding fixtures owned by tenants (the property described in this clause (b) being herein referred to collectively as the "Improvements");

         (c) any and all of Seller's right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software), located on and used exclusively in connection with the operation of the Land and the Improvements, which personal property includes without limitation the personal property listed on Exhibit B attached hereto (the property described in this clause (c) being herein referred to collectively as the "Personal Property");

         (d) any and all of Seller's right, title and interest in and to the leases, licenses and occupancy agreements covering all or any portion of the Real Property, to the extent they are in effect on the date of the Closing (as such term is defined in Section 4.1 hereof) (the property described in this clause (d) being herein referred to collectively as the "Leases", as listed on Exhibit C attached hereto), together with all rents and other sums due thereunder (the "Rents") and any and all security deposits in Seller's possession in connection therewith (the "Security Deposits"); and

         (e)  any and all of Seller's right, title and interest in and to:
(i) the contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit D attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, to the extent assignable, specifically including the Operating Agreement with Grinnell Fire Protection Systems Company but excepting any other Operating Agreements which Purchaser notifies Seller to terminate by notice given to Seller by not later than the expiration of the Inspection Period, which shall be terminated by Seller as of the date of the Closing or as soon thereafter as is permitted by the Operating Agreement in question; (ii) all assignable existing warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property; (iii) all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property; and (iv) the right to the name "1974 Sproul Road" (the property described in this clause (e) being sometimes herein referred to collectively as the "Intangibles").

    Section 1.2 Property Defined. The Land and the Improvements are hereinafter sometimes referred to collectively as the "Real Property". The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property".

    Section 1.3 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for the amount of FOUR MILLION ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($4,125,000.00) (the "Purchase Price").

    Section 1.4 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at the Closing in cash by wire transfer of immediately available funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

    Section 1.5  Deposit.

         (a) Simultaneously with the execution and delivery of this Agreement, Purchaser is depositing with COMMONWEALTH LAND TITLE INSURANCE COMPANY of 1700 Market Street, Philadelphia, Pennsylvania 19103 ("Escrow Agent"), the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) (the "Initial Deposit") in good funds, either by certified bank or cashier's check or by federal wire transfer.

         (b) On or before the expiration of the Inspection Period, as defined in Section 3.1 hereof, Purchaser shall deliver to Escrow Agent the sum of FIFTY

                                      3

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THOUSAND DOLLARS ($50,000.00) (the "Second Deposit") in good funds, either by certified check or cashier's check or by federal wire transfer. The Initial Deposit and the Second Deposit, together with any interest thereon, are collectively referred to hereinafter as the "Deposit". Upon the delivery of the Second Deposit to Escrow Agent, the Inspection Period and the Title Inspection Period, as defined in Section 2.1 hereof, shall be deemed to have expired.

         (c) Escrow Agent shall hold the Deposit in an interest-bearing account reasonably acceptable to Seller and Purchaser, in accordance with the terms and conditions of this Agreement. All interest on such sum shall be deemed income of Purchaser, and Purchaser shall be responsible for the payment of all costs and fees imposed on the Deposit account. The Deposit and all accrued interest shall be distributed in accordance with the terms of this Agreement. The failure of Purchaser to timely deliver any Deposit hereunder shall be a material default, and shall entitle Seller, at Seller's sole option, to terminate this Agreement immediately.

    Section 1.6 Escrow Agent. Escrow Agent shall hold and dispose of the Deposit and any accrued interest thereon in accordance with the terms of this Agreement. Seller and Purchaser agree that the duties of Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit and any accrued interest thereon in accordance with this Agreement. Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit and any accrued interest thereon for any reason other than Escrow Agent's willful misconduct or gross negligence. In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit and any accrued interest thereon, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit and any accrued interest thereon, Escrow Agent shall not be required to disburse the Deposit or any accrued interest thereon and may, at its option, continue to hold the Deposit and any accrued interest thereon until both Purchaser and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Agent may interplead the Deposit and any accrued interest thereon in accordance with the laws of the state in which the Property is located.

    Escrow Agent shall not be responsible for any interest on the Deposit except as is actually earned, or for the loss of any interest resulting from the withdrawal of the Deposit or any accrued interest thereon prior to the date interest is posted thereon.

    Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 1.5 and 1.6 hereof.

                                      4

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                                     ARTICLE  II
                                   TITLE AND SURVEY

    Section 2.1 Title Inspection Period. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on the fifteenth (15th) day thereafter (hereinafter referred to as the "Title Inspection Period"), Purchaser shall have the right to review (a) a current preliminary title report on the Real Property, accompanied by copies of all documents referred to in the report, which shall be obtained by Purchaser promptly after the Effective Date; (b) copies of the most recent property tax bills for the Property, which Purchaser acknowledges have previously been provided by Seller; (c) a survey of the Real Property prepared by a licensed surveyor or engineer hired by Purchaser (the "Survey"); and (d) copies of Seller's existing title insurance policy and survey for the Real Property, which Purchaser acknowledges have previously been provided by Seller. Purchaser shall provide Seller with copies of the items described in clauses
(a) and (c) above promptly upon Purchaser's receipt thereof.

    Section 2.2 Title Examination. Purchaser shall notify Seller in writing (the "Title Notice") prior to the expiration of the Title Inspection Period which exceptions to title (including survey matters), if any, will not be accepted by Purchaser. If Purchaser fails to notify Seller in writing of its disapproval of any exceptions to title by the expiration of the Title Inspection Period, Purchaser shall be deemed to have approved the condition of title to the Real Property. If Purchaser notifies Seller in writing that Purchaser objects to any exceptions to title, Seller shall notify Purchaser prior to the Closing either (a) that Seller will remove such objectionable exceptions from title on or before the Closing; provided that Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond thirty (30) days; or (b) that Seller elects not to cause such exceptions to be removed. The procurement by Seller of a commitment for the issuance of the Title Policy (as defined in Section 2.5 hereof) or an endorsement thereto insuring Purchaser against any title exception which was disapproved pursuant to this Section 2.2 shall be deemed a cure by Seller of such disapproval. If Seller gives Purchaser notice under clause (b) above, Purchaser shall notify Seller prior to the Closing either that Purchaser will nevertheless proceed with the purchase and take title to the Property subject to such exceptions, or that Purchaser will terminate this Agreement. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit and any accrued interest thereon shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser shall fail to notify Seller of its election prior to the Closing, Purchaser shall be deemed to have elected to proceed with the purchase and take title to the Property subject to such exceptions.

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    Section 2.3  Pre-Closing "Gap" Title Defects.  Purchaser may, at or prior to the Closing, notify Seller in writing (the "Gap Notice") of any objections to title (a) raised by the Title Company between the expiration of the Title Inspection Period and the Closing and (b) not disclosed by the Title Company or otherwise known to Purchaser prior to the expiration of the Title Inspection Period; provided that Purchaser must notify Seller of such objection to title within two (2) business days of being made aware of the existence of such exception. If Purchaser sends a Gap Notice to Seller, Purchaser and Seller shall have the same rights and obligations with respect to such notice as apply to a Title Notice under Section 2.2 hereof.

    Section 2.4 Permitted Exceptions. The Property shall be conveyed subject to the following matters, which are hereinafter referred to as the "Permitted Exceptions":

         (a) those matters which are not objected to in writing within the time periods provided in Sections 2.2 or 2.3 hereof or which, if objected to in writing by Purchaser, are those which Seller has elected not to remove or cure or has been unable to remove or cure, and subject to which Purchaser has elected or is deemed to have elected to accept the conveyance of the Property;

         (b)  the rights of tenants under the Leases;

         (c) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of the Closing, subject to adjustment as herein provided;

         (d) local, state and federal laws, ordinances or governmental regulations, including but not limited to building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

         (e) items shown on the Survey and not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Section 2.2 hereof.

    Section 2.5 Conveyance of Title. At the Closing, Seller shall convey and transfer to Purchaser fee simple title to the Land and Improvements, by execution and delivery of the Deed (as defined in Section 4.2(a) hereof). Evidence of delivery of such title shall be the issuance by Commonwealth Land Title Insurance Company (the "Title Company"), or another national title company, of an owner's policy of title insurance (the "Title Policy") covering the Real Property, in the full amount of the Purchase Price, subject only to the Permitted Exceptions.

                                     ARTICLE III
                                  REVIEW OF PROPERTY

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


    Section 3.1 Right of Inspection. Promptly after the Effective Date, Seller shall provide Purchaser with copies of the Leases as listed on Exhibit C attached hereto and copies of the Operating Agreements as listed on Exhibit D attached hereto. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on the fifteen (15th) day thereafter (hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to examine the Leases and Operating Agreements and to make a physical inspection of the Real Property, including an inspection of the environmental condition thereof pursuant to the terms and conditions of this Agreement, and to examine at the Property (or the property manager's office, as the case may be) documents and files located at the Property or the property manager's office concerning the leasing, maintenance and operation of the Property, but excluding Seller's partnership or corporate records, internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged information (collectively, the "Confidential Documents").

    Purchaser understands and agrees that any on-site inspections of the Property shall occur at reasonable times agreed upon by Seller and Purchaser after reasonable prior written notice to Seller and shall be conducted so as not to interfere unreasonably with the use of the Property by Seller or its tenants. Seller reserves the right to have a representative present during any such inspections. If Purchaser desires to do any invasive testing at the Property, Purchaser shall do so only after notifying Seller and obtaining Seller's prior written consent thereto, which consent may be subject to any terms and conditions imposed by Seller in its sole discretion, including without limitation the prompt restoration of the Property to its condition prior to any such inspections or tests, at Purchaser's sole cost and expense.
 Purchaser will furnish to Seller copies of any reports received by Purchaser relating to any inspections of the Property promptly after Purchaser's receipt thereof. Purchaser agrees to protect, indemnify, defend and hold Seller harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or its agents or consultants, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive the Closing or any termination of this Agreement.

    Section 3.2 Environmental Reports. SELLER SHALL PROVIDE PURCHASER WITH COPIES OF THE ENVIRONMENTAL REPORTS LISTED ON EXHIBIT E ATTACHED HERETO PROMPTLY AFTER THE EFFECTIVE DATE. IF SELLER ELECTS TO SECURE ANY UPDATED OR ADDITIONAL ENVIRONMENTAL REPORTS PRIOR TO THE CLOSING, SELLER SHALL PROVIDE PURCHASER WITH COPIES OF ALL SUCH REPORTS PROMPTLY UPON SELLER'S RECEIPT THEREOF. PURCHASER ACKNOWLEDGES THAT ANY ENVIRONMENTAL REPORTS DELIVERED OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE MADE AVAILABLE SOLELY AS AN

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ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN
CONNECTION WITH THE PURCHASE OF THE PROPERTY. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY ENVIRONMENTAL REPORT. PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD, ITS OWN INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMS SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE.

    Section 3.3 Right of Termination. If for any reason whatsoever Purchaser determines that the Property or any aspect thereof is unsuitable for Purchaser's acquisition, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller prior to the expiration of the Inspection Period, and if Purchaser gives such notice of termination within the Inspection Period, this Agreement shall terminate. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit and any accrued interest thereon shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller a notice of termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved all aspects of the Property (except title and survey, which shall be governed by Article II hereof) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof.

    Section 3.4 Review of Tenant Estoppels. Seller shall deliver to each tenant of the Property an estoppel certificate in substantially the form of Exhibit F attached hereto (the "Tenant Estoppels"), and shall request that the tenants complete and sign the Tenant Estoppels and return them to Seller. Seller shall deliver copies of the completed Tenant Estoppels to Purchaser as Seller receives them. If Purchaser determines that an executed Tenant Estoppel is unacceptable, Purchaser shall notify Seller of such determination within three (3) business days of Purchaser's receipt of such executed Tenant Estoppel from Seller, and shall include in such notice a statement of Purchaser's reasons for such determination, provided that Purchaser may not object to any executed Tenant Estoppel which is in conformity with Exhibit F and the terms of the Lease in question. Any executed Tenant Estoppel as to which Purchaser fails to give such notice of objection within such three (3) business day period shall be deemed acceptable to Purchaser. In the event Seller fails to obtain Tenant Estoppels (or, in lieu thereof, at Seller's option, Seller estoppels) that are acceptable to Purchaser with respect to tenants of the Property that meet the tenant estoppel standards described on Exhibit G attached hereto at or prior to the Closing, Purchaser shall have the right to terminate this Agreement by written notice to Seller. If this Agreement is terminated pursuant to the

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foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit and any accrued interest thereon shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller a notice of termination as set forth above, Purchaser shall be deemed to have approved the Tenant Estoppels (or Seller estoppels in lieu thereof, if applicable) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof. Any Tenant Estoppel which is received from a tenant after Seller provides its own estoppel in lieu thereof may be substituted for Seller's estoppel, after which Seller shall have no further liability thereunder, provided that such Tenant Estoppel contains no changes or, if changed, is otherwise reasonably acceptable to Purchaser. The provisions of this Section 3.4 shall survive the Closing.

                                      ARTICLE IV
                                       CLOSING

    Section 4.1 Time and Place. The consummation of the transaction contemplated by this Agreement (the "Closing") shall be held at the offices of Purchaser's attorney, Brad A. Molotsky, Esq. of the law firm of Pepper Hamilton & Scheetz LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania on the tenth (10th) day after expiration of the Inspection Period, or, if that date is a Saturday, Sunday or holiday, the next business day thereafter. At the Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions; provided that the Deed shall not be recorded until Seller receives confirmation that Seller has received the full amount of the Purchase Price, adjusted by prorations as set forth herein. The Closing shall be consummated through an escrow administered by Purchaser's said attorney and the Purchase Price and all documents shall be deposited with Purchaser's said attorney as escrowee.

    Section 4.2 Seller's Obligations at the Closing. At the Closing, Seller shall:

         (a) deliver to Purchaser a duly executed Special Warranty Deed (the "Deed") in the form attached hereto as Exhibit H, conveying the Land and Improvements, subject only to the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

         (b) deliver to Purchaser a duly executed bill of sale (the "Bill of Sale") conveying the Personal Property without warranty of title or use and without warranty, express or implied, as to merchantability and fitness for any purpose and in the form attached hereto as Exhibit I;

         (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases, Rents and Security Deposits, and any and all obligations to pay leasing commissions and finder's fees with respect to the Leases and amendments, renewals, extensions and expansions thereof, to the extent provided in Section 4.4(b)(v) hereof, by duly executed assignment and assumption agreement (the "Assignment and Assumption of Leases") in the form attached hereto as Exhibit J pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining thereto arising prior to the Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' Security Deposits to the extent paid, credited or assigned to Purchaser;

         (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements, other than those to be terminated pursuant to Section 1.1(e), and the other Intangibles by duly executed assignment and assumption agreement (the "Assignment and Assumption of Intangibles") in the form attached hereto as Exhibit K pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining thereto arising prior to the Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing;

         (e) join with Purchaser to execute a notice (the "Tenant Notice") in the form attached hereto as Exhibit L, which Purchaser shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rents and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

         (f) in the event that any representation or warranty of Seller set forth herein needs to be modified due to changes since the Effective Date, deliver to Purchaser a certificate, dated as of the date of the Closing and executed on behalf of Seller by a duly authorized officer thereof, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change.
 In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of the Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the condition set forth in

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Section 4.6(b) hereof, which shall entitle Purchaser, at Purchaser's sole option, to terminate this Agreement. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit and any accrued interest thereon shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

         (g) deliver to Purchaser such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

         (h) deliver to Purchaser a certificate in the form attached hereto as Exhibit M duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980;

         (i) deliver to Purchaser the Leases and Operating Agreements assigned to Purchaser, together with such leasing and property files and records located at the Property or the property manager's office as are material in connection with the continued operation, leasing and maintenance of the Property, but excluding any Confidential Documents. For a period of three (3) years after the Closing, Purchaser shall allow Seller and its agents and representatives access without charge to all files, records and documents delivered to Purchaser at the Closing, upon reasonable advance notice and at all reasonable times, to examine and make copies of any and all such files, records and documents, which right shall survive the Closing;

         (j) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller, to the effect that there are no parties in possession other than tenants under the Leases and that no work has been performed or materials or services provided that have not been fully paid for and that could give rise to the filing of a mechanics' lien;

         (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

         (l)  execute a closing statement acceptable to Seller; and

         (m) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

    Section 4.3 Purchaser's Obligations at the Closing. At the Closing, Purchaser shall:

         (a) pay to Seller the full amount of the Purchase Price (which amount shall include the Deposit and any accrued interest thereon), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.4 hereof;

         (b) join Seller in execution of the Assignment and Assumption of Leases, the Assignment and Assumption of Intangibles, and the Tenant Notices;

         (c) in the event that any representation or warranty of Purchaser set forth herein needs to be modified due to changes since the Effective Date, deliver to Seller a certificate, dated as of the date of the Closing and executed on behalf of Purchaser by a duly authorized representative thereof, identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Purchaser be liable to Seller for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of the Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Purchaser to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Purchaser to prevent shall, if materially adverse to Seller, constitute the non-fulfillment of the condition set forth in Section 4.7(c) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Purchaser's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

         (d) deliver to Seller such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

         (e) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

         (f)  execute a closing statement acceptable to Purchaser; and

         (g) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

    Section 4.4  Credits and Prorations.

         (a) All income and expenses of the Property shall be apportioned as of 12:01 a.m. on the day of the Closing as if Purchaser were vested with title to the Property during the entire day upon which the Closing occurs. Such prorated items shall include without limitation the following:

         (i)  all Rents, if any;

         (ii) taxes and assessments (including personal property taxes on the Personal Property) levied against the Property;

         (iii) utility charges for which Seller is liable, if any, such charges to be apportioned at the Closing on the basis of the most recent meter reading occurring prior to the Closing (dated not more than fifteen
(15) days prior to the Closing) or, if unmetered, on the basis of a current bill for each such utility;

         (iv) all amounts payable under brokerage agreements and Operating Agreements, pursuant to the terms of this Agreement; and

         (v) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the county in which the Property is located.

         (b)  Notwithstanding anything contained in Section 4.4(a) hereof:

         (i) At the Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any Security Deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases), and (B) Seller shall be entitled to receive and retain all refundable cash or other deposits posted with utility companies serving the Property;

         (ii) Any taxes paid at or prior to the Closing shall be prorated based upon the amounts actually paid. If taxes and assessments due and payable during the year of the Closing have not been paid before the Closing, Seller shall be charged at the Closing an amount equal to that portion of such taxes and assessments which relates to the period before the Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at the Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following the Closing, subject to the provisions of Section 4.4(d) hereof;

         (iii) Charges referred to in Section 4.4(a) hereof which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of the Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller;

         (iv) As to utility charges referred to in Section 4.4(a)(iii) hereof, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing or any termination of this Agreement;

         (v) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after the Closing) as a result of any new Leases, or any renewals, extensions, amendments or expansions of existing Leases, which are signed during the Lease Approval Period (as hereinafter defined) and which are approved or deemed approved in accordance with Section 5.4 hereof or do not require Purchaser's approval under Section 5.4 hereof; (B) all Tenant Inducement Costs and leasing commissions with respect to new Leases, or renewals, extensions, amendments or expansions of existing Leases, signed or entered into from and after the date of the Closing; and (C) all Tenant Inducement Costs and leasing commissions listed on Exhibit N attached hereto. If, as of the date of the Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at the Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of the Closing and that Purchaser shall bear such loss from and after the date of the Closing. For purposes hereof, the term "Lease Approval Period" shall mean the period from the Effective Date until the date of the Closing;

         (vi) Unpaid and delinquent Rents collected by Seller and Purchaser after the date of the Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent Rents for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such Rents to which Purchaser is entitled hereunder relating to the date of the Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent Rents for the Property, Purchaser shall, within fifteen
(15) days after the receipt thereof, deliver to Seller any such Rents which Seller is entitled to hereunder relating to the period prior to the date of the Closing. Seller and Purchaser agree that (i) all Rents which are received by Seller or Purchaser within the first thirty (30) day period after the date of the Closing shall be applied first to unpaid Rents for the month in which the Closing occurred, then to current Rents, and then to delinquent Rents, if any, in the order of their maturity, and (ii) all Rents received by Seller or Purchaser after the first thirty (30) day period after the date of the Closing shall be applied first to current Rents and then to delinquent Rents, if any, in the inverse order of maturity. Purchaser will make a good faith effort after the Closing to collect all Rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Rents. Seller may attempt to collect any delinquent Rents owed Seller and may institute any lawsuit or collection procedures, but may not evict any tenant. In the event that there shall be any Rents or other charges under any Leases which, although relating to a period prior to the Closing, do not become due and payable until after the Closing or are paid prior to the Closing but are subject to adjustment after the Closing (such as year end common area expense reimbursements and the like), then any Rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to the Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of the Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser.

         (c) Seller may continue to prosecute any appeal of the real property tax assessment for prior tax periods, and may take related action which Seller deems appropriate in connection therewith. Purchaser shall cooperate with Seller in connection with such appeal and collection of a refund of real property taxes paid. Seller owns and holds all right, title and interest in and to such appeal and refund, and all amounts payable in connection therewith shall be paid directly to Seller by the applicable authorities. If such refund or any part thereof is received by Purchaser, Purchaser shall promptly pay such amount to Seller. Any refund received by Seller shall be distributed as follows: first, to reimburse Seller for all costs incurred in connection with the appeal; second, with respect to refunds payable to tenants of the Real Property pursuant to the Leases, to such tenants in accordance with the terms of such Leases; and third, to Seller to the extent such appeal covers the period prior to the Closing, and to Purchaser to the extent such appeal covers the period as of the Closing and thereafter. If and to the extent any such appeal covers the period after the Closing, Purchaser shall have the right to participate in such appeal.

         (d) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of the Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration as soon after the Closing as the precise amounts can be ascertained. Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller's approval. Upon Seller's acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

         (e) Subject to the final sentence of Section 4.4(d) hereof, the provisions of this Section 4.4 shall survive the Closing.

    Section 4.5  Transaction Taxes and Closing Costs.

         (a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance.

         (b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

    *    one-half of the escrow fee, if any, which may be charged by Escrow
Agent.

    * one-half of any transfer tax, sales tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property.

    *    the fees for Broker.

         (c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

    * one-half of the escrow fee, if any, which may be charged by Escrow Agent or Title Company.

    * the fee for the title examination and the title report or commitment and the premium for the Title Policy, and all endorsements thereto.

    *    the cost of the Survey.

    *    the fees for recording the Deed.

    * one-half of any transfer tax, sales tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property.

         (d) The Personal Property is included in this sale without charge, except that Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the transfer of the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith.

         (e) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same.

         (f)  The provisions of this Section 4.5 shall survive the Closing.

    Section 4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of the Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

         (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2 hereof.

         (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of the Closing (with appropriate modifications permitted under this Agreement).

         (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of the Closing.

    Section 4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of the Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

         (a) Seller shall have received the Purchase Price as adjusted as provided herein, pursuant to and payable in the manner provided for in this Agreement.

         (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof.

         (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of the Closing (with appropriate modifications permitted under this Agreement).

         (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of the Closing.

                                      ARTICLE V
                      REPRESENTATIONS, WARRANTIES AND COVENANTS

    Section 5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.2(f) hereof:

         (a) Organization and Authority. Seller has been duly organized and is validly existing under the laws of the State of New York. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Seller is authorized to do so.

         (b) Pending Actions. To Seller's knowledge, Seller has not received written notice of any action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

         (c) Operating Agreements. To Seller's knowledge, the Operating Agreements listed on Exhibit D are all of the agreements concerning the operation and maintenance of the Property entered into by Seller and affecting the Property, except any agreement with Seller's property manager, which shall be terminated by Seller.

         (d) Lease Brokerage. To Seller's knowledge, there are no agreements with brokers providing for the payment from and after the Closing by Seller or Seller's successor-in-interest of leasing commissions or fees for procuring tenants with respect to the Property, except as disclosed in Exhibit O hereto.

         (e) Condemnation. To Seller's knowledge, Seller has received no written notice of any condemnation proceedings relating to the Property.

         (f) Litigation. To Seller's knowledge, except as set forth on Exhibit P attached hereto, and except tenant eviction proceedings, tenant bankruptcies, proceedings for the collection of delinquent rentals from tenants and proceedings related to claims for personal injury or damage to property due to events occurring at the Property, Seller has not received written notice of any litigation which has been filed against Seller that arises out of the ownership of the Property and would materially affect the Property or use thereof, or Seller's ability to perform hereunder.

         (g) Violations. To Seller's knowledge, except as set forth on Exhibit Q attached hereto, Seller has not received written notice of any uncured violation of any federal, state or local law relating to the use or operation of the Property which would materially adversely affect the Property or use thereof.

         (h) Leases. To Seller's knowledge, the list of Leases attached hereto as Exhibit C is accurate in all material respects and lists all of the leases currently affecting the Property.

         (i) Purchase Rights. To Seller's knowledge, Seller has not granted any rights or options to purchase the Property to, or accepted any offers to purchase the Property from, any party other than Purchaser.

         (j) Employees of Seller. To Seller's knowledge, Seller has no employees at the Property. Purchaser shall not be responsible for or required to assume any employee benefit plans or severance obligations of Seller.

         (k) Statement of Tenant Delinquencies. To Seller's knowledge, the Statement of Tenant Delinquencies attached hereto as Exhibit R is accurate in all material respects and lists all overdue obligations of tenants at the Property.

    Section 5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the current actual knowledge of the Designated Employee (as hereinafter defined) of AEW Real Estate Advisors, Limited Partnership, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains, other than to make due inquiry of Seller's property manager for the

Property. As used herein, the term "Designated Employee" shall refer to the following person: Tammy Nicora.

    Section 5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive the Closing for a period of one hundred eighty (180) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to the Closing. Seller shall have no liability to Purchaser for a breach of any representation or warranty (a) unless the valid claims for all such breaches collectively aggregate more than Twenty Thousand Dollars ($20,000.00), in which event the full amount, from the first dollar, of such valid claims shall be actionable, up to the Cap (as defined in this Section), and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Purchaser against Seller within two hundred forty
(240) days of the Closing. Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or Leases. As used herein, the term "Cap" shall mean the total aggregate amount of Three Hundred Fifty Thousand Dollars ($350,000.00).

    Section 5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

         (a) From the Effective Date until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the Effective Date.

         (b) Except as provided hereinbelow, a copy of any amendment, renewal, extension or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of the Closing will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser informs Seller within such five (5) business day period that Purchaser does not approve the amendment, renewal, extension or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld, Seller shall have the right to terminate this Agreement by written notice thereof to Purchaser within five
(5) business days after Seller's receipt of written notice of Purchaser's disapproval thereof. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit and any accrued interest thereon shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) business day period set forth above, Purchaser shall be deemed to have approved such new Lease, amendment, renewal, extension or expansion. Notwithstanding the foregoing, no amendment, renewal, extension, expansion or other modification of an existing Lease shall require Purchaser's prior approval if it does not, under the terms of the Lease in question, require the prior consent or approval of the landlord thereunder. At the Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions incurred by Seller pursuant to any amendment, renewal, extension, expansion or new Lease (i) that is approved or deemed approved by Purchaser or (ii) that does not require Purchaser's approval.

    Section 5.5 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.3(c) hereof:

         (a) Organization and Authority. Purchaser has been duly organized and is validly existing under the laws of the State of Maryland. Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Purchaser is authorized to do so.

         (b) Pending Actions. To Purchaser's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

         (c) ERISA. As of the Closing, (1) Purchaser will not be an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as "Plan"), and (2) the assets of Purchaser will not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor ("DOL") Regulation Section 2510.3-101.

              As of the Closing, if Purchaser is a "governmental plan" as defined in Section 3(32) of ERISA, the closing of the sale of the Property will not constitute or result in a violation of state or local statutes regulating investments of and fiduciary obligations with respect to governmental plans.

              As of the Closing, Purchaser will be acting on its own behalf and not on account of or for the benefit of any Plan.

              Purchaser has no present intent to transfer the Property to any entity, person or Plan which will cause a violation of ERISA.

              Purchaser shall not assign its interest under this contract of sale to any entity, person, or Plan which will cause a violation of ERISA.

    Section 5.6 Survival of Purchaser's Representations and Warranties. The representations and warranties of Purchaser set forth in Section 5.5 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive the Closing for a period of one hundred eighty (180) days. Purchaser shall have no liability to Seller for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Seller to Purchaser prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Seller against Purchaser within two hundred forty (240) days of the Closing.

                                      ARTICLE VI
                                       DEFAULT

    Section 6.1 Default by Purchaser. In the event the sale of the Property as contemplated by this Agreement is not consummated due to Purchaser's default hereunder, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Deposit and any accrued interest thereon as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Deposit and any accrued interest thereon is a reasonable estimate thereof.

    Section 6.2 Default by Seller. In the event the sale of the Property as contemplated by this Agreement is not consummated due to Seller's default hereunder, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Deposit and any accrued interest thereon, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, except that in such event Seller shall reimburse Purchaser for up to Twenty-five Thousand Dollars ($25,000.00) for reasonably documented expenses incurred by Purchaser in connection with Purchaser's investigation of the Property, or (b) to enforce specific performance of Seller's obligation to convey the Property to Purchaser in accordance with the terms of this Agreement, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Except as otherwise set forth in this paragraph, Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Deposit and any accrued interest thereon if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before thirty (30) days following the date upon which the Closing was to have occurred.

    Section 6.3 Recoverable Damages. Notwithstanding Sections 6.1 and 6.2 hereof, in no event shall the provisions of Sections 6.1 and 6.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement.

                                     ARTICLE VII
                                     RISK OF LOSS

    Section 7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of the Closing shall be extended a reasonable time, not to exceed thirty (30) days, in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3 hereof. Upon the Closing, full risk of loss with respect to the Property shall pass to Purchaser.

    Section 7.2 Major Damage. In the event of a "Major" loss or damage, Purchaser may terminate this Agreement by written notice to Seller, in which event the Deposit and any accrued interest thereon shall be returned to Purchaser. If Purchaser fails to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage (which notice shall state the cost of repair or restoration thereof as opined by an architect in accordance with Section 7.3 hereof), then Purchaser shall be deemed to have elected to proceed with the Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of the Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3 hereof. Upon the Closing, full risk of loss with respect to the Property shall pass to Purchaser.

    Section 7.3 Definition of "Major" Loss or Damage. For purposes of Sections 7.1 and 7.2, "Major" loss or damage refers to the following: (a) loss or damage to the Property such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Three Hundred Fifty Thousand Dollars ($350,000.00), and (b) any loss due to a condemnation which permanently and materially impairs the current use of the Property as an office building. If Purchaser does not give written notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                     ARTICLE VIII
                                     COMMISSIONS

    Section 8.1 Brokerage Commissions. With respect to the transaction contemplated by this Agreement, Seller represents that its sole broker is Cushman & Wakefield of Pennsylvania, Inc. ("Broker"), and Purchaser represents that it has not dealt with any broker. Each party hereto agrees that if any person or entity other than Broker makes a claim for brokerage commissions or finder's fees related to the sale of the Property by Seller to Purchaser, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive the Closing or any termination of this Agreement.

                                      ARTICLE IX
                               DISCLAIMERS AND WAIVERS

    Section 9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated by this Agreement. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated by this Agreement are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Neither Seller, nor any affiliate of Seller, nor the person or entity which prepared any report or reports delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such reports.

    Section 9.2 AS-IS SALE; DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    PURCHASER ACKNOWLEDGES AND AGREES THAT UPON THE CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS-IS".

    PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER

DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON THE CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON THE CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN (OTHER THAN WITH RESPECT TO SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT), WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

    Section 9.3 Survival of Disclaimers. The provisions of this Article IX shall survive the Closing or any termination of this Agreement.

                                      ARTICLE X
                                    MISCELLANEOUS

    Section 10.1 Confidentiality. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information if required to do so by law and in any case to the employees, lenders, consultants, accountants and attorneys of Purchaser provided that such persons agree to treat such data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated by this Agreement. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Deposit and any accrued interest thereon to Purchaser, such Deposit and accrued interest shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this
Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive the Closing or any termination of this Agreement.

    Section 10.2 Public Disclosure. Prior to and after the Closing, except as otherwise required by Federal or State securities laws, any release to the public of information with respect to the sale contemplated by this Agreement or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller. The provisions of this Section 10.2 shall survive the Closing or any termination of this Agreement.

    Section 10.3 Assignment. Subject to the provisions of this Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. In the event Purchaser intends to assign its rights hereunder,
(a) Purchaser shall send Seller written notice of its request at least ten
(10) business days prior to the Closing, which request shall include the legal name and structure of the proposed assignee, as well as any other information that Seller may reasonably request, and (b) Purchaser and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance satisfactory to Seller, and (c) in no event shall any assignment of this Agreement release or discharge Purchaser from any liability or obligation hereunder. Notwithstanding the foregoing, Seller's prior written approval shall not be required in connection with any assignment by Purchaser of its rights under this Agreement to a wholly-owned subsidiary or an affiliate controlled by or under common control with Purchaser, provided that Purchaser shall give Seller written notice of any such assignment at least five (5) business days prior to the Closing and provided further that the provisions of clauses (b) and (c) above shall apply to any such assignment. Notwithstanding the foregoing, under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisor, create or otherwise cause a "prohibited transaction" under ERISA. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Purchaser shall constitute an assignment of this Agreement. The provisions of this Section 10.3 shall survive the Closing or any termination of this Agreement.

    Section 10.4 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

         If to Seller:

         Metropolitan Life Insurance Company
         c/o AEW Capital Management, L.P.
         225 Franklin Street
         Boston, MA 02110-2803
         Attn:  Tammy Nicora
         Telephone:     (617) 578-9576
         Telecopier:    (617) 578-9555

         With a copy to:

         Robert C. Santomenna, Esq.
         Drummond & Drummond
         One Monument Way
         Portland, ME 04101
         Telephone:     (207) 774-0317
         Telecopier:    (207) 761-4690

         If to Purchaser:

         Brandywine Realty Trust
         16 Campus Boulevard, Suite 150
         Newton Square, PA 19073

         Attn:  Gerard H. Sweeney
         Telephone:     (610) 325-5600
         Telecopier:    (610) 325-5622

         With a copy to:

         Brad A. Molotsky, Esq.
         Pepper Hamilton & Scheetz
         3000 Two Logan Square
         Philadelphia, PA 19103-2799
         Telephone:     (215) 981-4262
         Telecopier:    (215) 981-4930

    Section 10.5 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

    Section 10.6 Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter, other than any confidentiality agreement executed by Purchaser in connection with the Property.

    Section 10.7 Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to the Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section 10.7 shall survive the Closing.

    Section 10.8 Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

    Section 10.9 Facsimile Signatures. In order to expedite the transaction contemplated by this Agreement, telecopied signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

    Section 10.10 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

    Section 10.11 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Purchaser and Seller agree that the provisions of this Section 10.11 shall survive the Closing or any termination of this Agreement.

    Section 10.12  No Third-Party Beneficiary.  The provisions of this
Agreement and of the documents to be executed and delivered at the Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at the Closing.

    Section 10.13 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

    Section 10.14 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

    Section 10.15 Recordation. This Agreement may not be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section 10.15 shall survive the Closing or any termination of this Agreement.

    Section 10.16  Seller Approval.  INTENTIONALLY OMITTED.

    Section 10.17 Time of the Essence. Time is of the essence of this Agreement, and of each covenant, agreement and condition hereof which provides for notice to be given or action taken on a specific date or within a specified period of time.

    Section 10.18 SEC Disclosure. During the period beginning on the Effective Date and ending on the first anniversary of the date of the Closing, and in addition to any other document production required of Seller hereunder, Seller shall, from time to time, upon reasonable advance written notice from Purchaser, provide Purchaser and its representatives with: (i) access to all financial and other information pertaining to the period of Seller's ownership and operation of the Property which is relevant and reasonably necessary in the opinion of Purchaser's outside third party accountants (the "Accountants"), but excluding any Confidential Documents (as defined in Section 3.1 of this Agreement), to enable Purchaser and the Accountants to prepare financial statements in compliance with any or all of
(a) Rule 3-05 or 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"), as applicable, (b) any other rule issued by the Commission and applicable to Purchaser, and (c) any registration statement, report or disclosure statement filed with the Commission by or on behalf of Purchaser; and (ii) if required by the Accountants in order to render an opinion concerning the operating statements for the Property, a representation letter substantially in the form attached hereto as Exhibit S.

    Section 10.19 Exculpation. No recourse shall be had for any obligation of Purchaser under this Agreement or under any document executed in connection with or pursuant to this Agreement, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of Brandywine Realty Trust, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Seller and all parties claiming by, through or under Seller, it being agreed by Purchaser and Seller that recourse against Purchaser under this Agreement shall be limited to the assets of Brandywine Realty Trust.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

                             PURCHASER:

                             BRANDYWINE REALTY TRUST



                             By:
                                    -------------------------------------------

                             Name:
                                    --------------------------------------------

                             Title:
                                    -----------------------

                             Date:
                                    -----------------------


                             SELLER:

    METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor

                             By:
                                   ------------------------------------------

                             Name:
                                   ------------------------------------------

                             Title:
                                     --------------------------

                             Date:
                                     --------------------------

    Escrow Agent executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Sections 1.5 and
1.6 hereof.

                             ESCROW AGENT:

                             COMMONWEALTH LAND TITLE INSURANCE COMPANY



                             By:
                                    -----------------------------------------

                             Name:
                                    -----------------------------------------

                             Title:
                                    ------------------------------

                             Date:
                                    ------------------------------

                                  TABLE OF CONTENTS

                                                                        Page No.
ARTICLE I          PURCHASE AND SALE

Section 1.1        Agreement of Purchase and Sale...........................  2
Section 1.2        Property Defined.........................................  3
Section 1.3.       Purchase Price...........................................  3
Section 1.4        Payment of Purchase Price................................  3
Section 1.5        Deposit..................................................  3
Section 1.6        Escrow Agent.............................................  4

ARTICLE  II        TITLE AND SURVEY

Section 2.1        Title Inspection Period..................................  5
Section 2.2        Title Examination........................................  5
Section 2.3        Pre-Closing "Gap" Title Defects..........................  5
Section 2.4        Permitted Exceptions.....................................  6
Section 2.5        Conveyance of Title......................................  6

ARTICLE III        REVIEW OF PROPERTY

Section 3.1        Right of Inspection......................................  6
Section 3.2        Environmental Reports....................................  7
Section 3.3        Right of Termination.....................................  8
Section 3.4        Review of Tenant Estoppels...............................  8

ARTICLE IV         CLOSING

Section 4.1        Time and Place...........................................  9
Section 4.2        Seller's Obligations at the Closing......................  9
Section 4.3        Purchaser's Obligations at the Closing................... 11
Section 4.4        Credits and Prorations....................................12
Section 4.5        Transaction Taxes and Closing Costs...................... 16
Section 4.6        Conditions Precedent to Obligation of Purchaser.......... 17
Section 4.7        Conditions Precedent to Obligation of Seller............. 17

ARTICLE V          REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1        Representations and Warranties of Seller..................18
Section 5.2        Knowledge Defined........................................ 19

Section 5.3        Survival of Seller's Representations and Warranties...... 20
Section 5.4        Covenants of Seller...................................... 20
Section 5.5        Representations and Warranties of Purchaser.............. 21
Section 5.6        Survival of Purchaser's Representations and Warranties... 22

ARTICLE VI         DEFAULT

Section 6.1        Default by Purchaser..................................... 22
Section 6.2        Default by Seller........................................ 22
Section 6.3        Recoverable Damages...................................... 23

ARTICLE VII   RISK OF LOSS

Section 7.1        Minor Damage............................................. 23
Section 7.2        Major Damage............................................. 23
Section 7.3        Definition of "Major" Loss or Damage..................... 24

ARTICLE VIII  COMMISSIONS

Section 8.1        Brokerage Commissions.................................... 24

ARTICLE IX         DISCLAIMERS AND WAIVERS

Section 9.1        No Reliance on Documents................................. 24
Section 9.2        AS-IS SALE; DISCLAIMERS.................................. 25
Section 9.3        Survival of Disclaimers.................................. 26

ARTICLE X          MISCELLANEOUS

Section 10.1       Confidentiality.......................................... 26
Section 10.2       Public Disclosure........................................ 27
Section 10.3       Assignment............................................... 27
Section 10.4       Notices.................................................. 27
Section 10.5       Modifications............................................ 28
Section 10.6       Entire Agreement......................................... 29
Section 10.7       Further Assurances....................................... 29
Section 10.8       Counterparts............................................. 29
Section 10.9       Facsimile Signatures..................................... 29
Section 10.10      Severability............................................. 29
Section 10.11      Applicable Law........................................... 29
Section 10.12      No Third-Party Beneficiary............................... 29

Section 10.13      Captions................................................. 29
Section 10.14      Construction............................................. 30
Section 10.15      Recordation.............................................. 30
Section 10.16      Seller Approval.......................................... 30
Section 10.17      Time of the Essence.......................................30
Section 10.18      SEC Disclosure............................................30
Section 10.19      Exculpation...............................................30

    EXHIBITS:

    A    DESCRIPTION OF LAND
    B    LIST OF PERSONAL PROPERTY
    C    LIST OF LEASES
    D    LIST OF OPERATING AGREEMENTS
    E    LIST OF ENVIRONMENTAL REPORTS
    F    FORM OF TENANT ESTOPPEL CERTIFICATE
    G    TENANT ESTOPPEL STANDARDS
    H    FORM OF DEED
    I    FORM OF BILL OF SALE
    J    FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES
    K    FORM OF ASSIGNMENT AND ASSUMPTION OF INTANGIBLES
    L    FORM OF TENANT NOTICE
    M    FORM OF FIRPTA CERTIFICATE
    N    LIST OF CERTAIN TENANT COSTS AND COMMISSIONS
    O    LIST OF BROKERAGE AGREEMENTS
    P    LIST OF SPECIFIED LITIGATION
    Q    LIST OF VIOLATION NOTICES
    R    STATEMENT OF TENANT DELINQUENCIES
    S    FORM OF SEC REPRESENTATION LETTER

                                      EXHIBIT A

                                 DESCRIPTION OF LAND


ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Situate in the Township of Marple, County of Delaware and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point in the middle line of the Springfield Road, now known as Sproul Road, at the distance of 625.96 feet measured North 16 degrees 27 minutes West from the intersection of the middle line of Springfield Road, now known as Sproul Road, with the middle line of Leedom Mills Road; thence extending along the middle line of the said Springfield Road, now known as Sproul Road, North 16 degrees 27 minutes West, 283.42 feet to a point; thence continuing along the middle line of the said Springfield Road, now known as Sproul Road, North 17 degrees West, 147.85 feet to a point (this point is South 17 degrees East 833.23 feet from corner of Lawrence Road); thence extending South 72 degrees 19 minutes West, 519 feet to a point; thence extending South 17 degrees East, 147.85 feet to a point; thence extending South 16 degrees 27 minutes East, 283.42 feet to a point; thence extending North 72 degrees 19 minutes East 519 feet to the first mentioned point and place of beginning.

CONTAINING 5 acres more or less.

Folio #25-00-4495-00.

                                      EXHIBIT B

                              LIST OF PERSONAL PROPERTY


One 6' fiberglass ladder
One 6' wooden ladder
One 10' fiberglass ladder
Two 10' wooden ladders
One high lift
One 24' extension ladder
Four screw drivers
One pliers
One adjustable pliers
One set vise grips
One adjustable wrench
Two pipe wrenches
One hammer
One hacksaw
One pair side cutters
One PVC cutter
One caulk gun
One wire brush
One manual injector pump
One submersible pump
One brute/can with wheels
One desk
One 4-drawer file cabinet
Five chairs
One hand truck
One paint pole

                                      EXHIBIT C

                                    LIST OF LEASES


Lease between New England Mutual Life Insurance Company as Landlord and ALLAN COLLAUT ASSOCIATES, INC. as Tenant, dated January 9, 1995.

Lease between New England Mutual Life Insurance Company as Landlord and FRANKLIN MINT FEDERAL CREDIT UNION as Tenant, dated March 15, 1994; First Amendment to Lease dated April 8, 1997, with Metropolitan Life Insurance Company as Landlord.

Lease between New England Mutual Life Insurance Company as Landlord and INTERNATIONAL BUSINESS MACHINES CORPORATION as Tenant, dated July 20, 1994; First Amendment to Lease dated March 21, 1995.

Lease between New England Mutual Life Insurance Company as Landlord and MAIN LINE BOOK COMPANY as Tenant, dated April 13, 1993; First Amendment to Lease dated October 24, 1995.

Lease between New England Mutual Life Insurance Company as Landlord and Penn Therapy Associates, Inc. as Tenant, dated April 21, 1993; Landlord's Consent [to assignment and sublease] dated June 27, 1996; Assignment and Assumption Agreement dated July 1, 1996 between Penn Therapy Associates, Inc. as Assignor and MIDATLANTIC HEALTH GROUP, INC. as Assignee; Sublease dated July 1, 1996 between Midatlantic Health Group, Inc. as Sublessor and Mary Ellen DiMatteo as Sublessee; Sublease dated July 1, 1996 between Midatlantic Health Group, Inc. as Sublessee and Penn Therapy, P.C. as Sublessee.

Lease between Broomall '81 Associates as Lessor and TMR, Inc. as Lessee, dated July 1990; First Amendment to Lease dated July 19, 1990; Second Amendment to Lease dated February 17, 1994, with New England Mutual Life Insurance Company as Landlord; letter exercising extension option dated December 21, 1994.

Lease between Metropolitan Life Insurance Company as Landlord and JOHN P. WILLIAMSON, KEVIN M. MCVEIGH AND MICHAEL D. ALFANO as Tenant, dated December 17, 1996.

                                      EXHIBIT D

                             LIST OF OPERATING AGREEMENTS


1. Agreement with Grinnell Fire Protection Systems Company (automatic sprinkler equipment inspection).

2.  Agreement with The Penn City Elevator Company (elevator maintenance).

3. Agreement with Jimmy Boot Inc. d/b/a Budget Maintenance (janitorial services).

4.  Agreement with Detailed Environments (landscape maintenance).

5.  Agreement with Exton Landscape Service (snow and ice removal).

6.  Agreement with M & M Equipment (generator maintenance).

7.  Agreement with Innerscapes (interior landscaping).

8.  Agreement with Harvey & Harvey (waste disposal).

9.  Agreement with Honeywell (fire alarm panel monitoring).

10. Agreement with Comfort Zone, Inc. (HVAC maintenance).

11. Agreement with Delaware Valley Water Treatment Corp. (water treatment).

                                      EXHIBIT E

                            LIST OF ENVIRONMENTAL REPORTS


1.  Phase I Site Assessment dated August 30, 1989, prepared by Vectre
Corporation.

2. Preliminary Environmental Site Evaluation dated February 25, 1992, prepared by GZA GeoEnvironmental, Inc., with follow-up letter dated July 10, 1992.

3. Phase I Environmental Site Assessment dated January 22, 1997, prepared by Langan Engineering and Environmental Services.

                                      EXHIBIT F
                                 TENANT ESTOPPEL FORM


Brandywine Realty Trust
16 Campus Boulevard, Suite 150
Newton Square, PA 19073
Attention:  Gerard H. Sweeney

NationsBank, N.A.
Real Estate Banking
6300 Greensboro Drive, Suite 300
McLean, VA 22102
Attention:  Gary P.F. Carr

Re: Lease dated ________________________, 199__ (the "Lease") between
____________________ as landlord and _______________________ as tenant, for certain premises located at 1974 Sproul Road, Broomall, Pennsylvania (the "Property").

Gentlemen:

    The undersigned _____________________________ ("Tenant"), being the holder of the tenant's interest under the Lease as described on Schedule 1 attached hereto, demising a portion of the Property (the "Leased Premises"), understands that Brandywine Realty Trust ("Brandywine") or its assignee or nominee intends to acquire the Property from the owner thereof, Metropolitan Life Insurance Company ("Landlord") and that NationsBank, N.A., as Agent for the parties listed on Schedule 2 attached hereto (collective, "Lender"), may be the holder of a first mortgage on the Property, and that Brandywine and Lender require this certification from the undersigned.

    Accordingly, Tenant hereby certifies to Brandywine and Lender as follows:

    1. The Lease is in full force and effect and has not been modified, supplemented, or amended except as set forth on Schedule 1 attached hereto.

    2. There are no other representations, warranties, agreements, concessions, commitments or other understandings between Tenant and Landlord regarding the Property other than as set forth in the Lease.

    3. Landlord has completed and delivered, and Tenant has accepted, the Leased Premises in the condition required by the Lease. The term of the Lease commenced on ____________________. The Leased Premises consists of approximately __________ square feet. Tenant has taken possession of and is occupying the Leased Premises on a rent-paying basis, and the monthly base rent payable thereunder is $___________, payable in advance. All improvements and work required to be done by Landlord under the Lease, and all facilities required to be furnished to the Leased Premises under the Lease, have been completed or furnished to the satisfaction of Tenant, except as follows: _____________________________________________________.

    4.   The term of the Lease expires on ____________________________, excluding any renewals or extensions. Tenant has no option to purchase or right to purchase the Property or any part thereof.

    5. All rents and additional rents and other sums due and payable by Tenant under the Lease have been paid in full and no rents, additional rents or other sums payable by Tenant under the Lease have been paid more than one (1) month in advance of the due dates thereof.

    6. To Tenant's knowledge, Landlord is not in default under any of the requirements, provisions, terms, conditions or covenants to be performed or complied with by Landlord under the Lease and no event has occurred or situation arisen which would, with the passage of time and/or the giving of notice, constitute a default or event of default by Landlord under the Lease.

    7. Tenant is not in default under any of the requirements, provisions, terms, conditions or covenants to be performed or complied with by Tenant under the Lease, and no event has occurred or situation arisen which would, with the passage of time and/or the giving of notice, constitute a default or event of default by Tenant under the Lease.

    8. Neither Tenant nor, to Tenant's knowledged, Landlord, has commenced any action or given or received any notice for the purpose or terminating the Lease.

    9. Tenant has no existing defenses, offsets, claims or credits against the payment of rent, additional rent or any other sums due and payable under the Lease or the performance of Tenant's obligations under the Lease.

    10.  Tenant has paid a security deposit under the Lease of $_______________.

                             TENANT:

                             By:
                                   ------------------------------------

                             Name:
                                   ------------------------------------

                             Title:
                                   -------------------------

                             Date:
                                   -------------------------

                                      SCHEDULE 1
                               DESCRIPTION OF THE LEASE

                                      SCHEDULE 2
                                  NATIONSBANK AGENCY

    NationsBank, N.A., Smith Barney Mortgage Capital Ground, Inc. and all other parties to whom a direct participation interest in a certain Credit Facility are sold, transferred and assigned pursuant to the provisions of a certain Revolving Credit Agreement and a certain Co-Lender and Servicing Agreement, each dated as of November 25, 1996, as amended.

                                      EXHIBIT G

                              TENANT ESTOPPEL STANDARDS


    Tenants representing 75% of occupied space in the Property.

                                      EXHIBIT H

                                     FORM OF DEED

                                SPECIAL WARRANTY DEED

    THIS INDENTURE, made this _________ day of ________________________,
1997, between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation having a mailing address in care of AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 (hereinafter called the Grantor), and BRANDYWINE REALTY TRUST, a Maryland real estate investment trust having a mailing address of 16 Campus Boulevard, Suite 150, Newton Square, Pennsylvania 19073 (hereinafter called the Grantee);

    WITNESSETH, That the said Grantor, for and in consideration of the sum of Ten Dollars ($10.00) lawful money of the United States of America, unto it well and truly paid by the said Grantee at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, enfeoffed, released and confirmed, and by these presents does grant, bargain, sell, alien, enfeoff, release and confirm unto the said Grantee, its successors and assigns, the following described Premises:

    ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Situate in the Township of Marple, County of Delaware and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

    BEGINNING at a point in the middle line of the Springfield Road, now known as Sproul Road, at the distance of 625.96 feet measured North 16 degrees 27 minutes West from the intersection of the middle line of Springfield Road, now known as Sproul Road, with the middle line of Leedom Mills Road; thence extending along the middle line of the said Springfield Road, now known as Sproul Road, North 16 degrees 27 minutes West, 283.42 feet to a point; thence continuing along the middle line of the said Springfield Road, now known as Sproul Road, North 17 degrees West, 147.85 feet to a point (this point is South 17 degrees East 833.23 feet from corner of Lawrence Road); thence extending South 72 degrees 19 minutes West, 519 feet to a point; thence extending South 17 degrees East, 147.85 feet to a point; thence extending South 16 degrees 27 minutes East, 283.42 feet to a point; thence extending North 72 degrees 19 minutes East 519 feet to the first mentioned point and place of beginning.

    CONTAINING 5 acres more or less.

    Folio #25-00-4495-00.

    TOGETHER with all and singular the buildings, improvements, ways, streets, alleys, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances whatsoever thereunto belonging, or in any wise appertaining, and the reversions and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, claim and demand whatsoever of the said Grantor, in law, equity, or otherwise howsoever, of, in, and to the same and every part thereof.

    TO HAVE AND TO HOLD the said lot or piece of ground above described and the hereditaments and premises hereby granted, mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, to and for the only proper use and behoof of the said Grantee, its successors and assigns forever.

    AND the said Grantor, for itself, its successors and assigns, does by these presents covenant, grant and agree to and with the said Grantee, its successors and assigns, that it shall and will WARRANT and forever DEFEND all and singular the hereditaments and premises herein described and granted, or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, against the said Grantor, its successors and assigns, and against all and every other Person and Persons whomsoever lawfully claiming or to claim the same or any part thereof by, from or under the said Grantor, its successors and assigns.

    IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed by its duly authorized representatives the day and year first above written.

                   METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor



                      By:
                         --------------------------------------------

                      Name:
                         --------------------------------------------

                      Title:
                           ------------------------------------------



                   Signed, sealed and delivered in the presence of:

                   Witness
                           -------------------------------------------

COMMONWEALTH OF MASSACHUSETTS                           _________________, 1997
COUNTY OF SUFFOLK, SS.

    Then personally appeared before me the above-named ______________________, the __________________________ of AEW Real Estate Advisors, Limited Partnership, the duly authorized asset manager and advisor of the Grantor corporation, and acknowledged the foregoing instrument to be the free act and deed of the said AEW Real Estate Advisors, Limited Partnership, in its said capacity.


                             ------------------------------------------
                             Notary Public


                             ------------------------------------------
                             Type or print name


                             ------------------------------------------
                             Commission expiration date

                                      EXHIBIT I

                                 FORM OF BILL OF SALE

    KNOW ALL MEN BY THESE PRESENTS, that METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation having an address in care of AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 (the "Seller"), for and in consideration of the sum of Ten Dollars and other valuable consideration to it in hand paid by BRANDYWINE REALTY TRUST, a Maryland real estate investment trust having an address of 16 Campus Boulevard, Suite 150, Newton Square, Pennsylvania 19073 (the "Purchaser"), the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns, transfers and conveys unto said Purchaser any and all of Seller's right, title and interest in and to all tangible personal property located upon the land described in Schedule 1 attached hereto and hereby made a part hereof (the "Land"), more commonly known as 1974 Sproul Road, Broomall, Pennsylvania, or within the improvements located thereon, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software), used exclusively in the operation of the Land and improvements, as is, where is, and without warranty of title or use, and without warranty, express or implied, of merchantability or fitness for a particular purpose.

    TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

    IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the ________ day of _______________, 1997.

                             SELLER:

                             METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real
Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor


                             By:_______________________________________________


                             Name:_____________________________________________


                             Title:____________________________________________

                                      SCHEDULE 1
                                  LEGAL DESCRIPTION


ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Situate in the Township of Marple, County of Delaware and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point in the middle line of the Springfield Road, now known as Sproul Road, at the distance of 625.96 feet measured North 16 degrees 27 minutes West from the intersection of the middle line of Springfield Road, now known as Sproul Road, with the middle line of Leedom Mills Road; thence extending along the middle line of the said Springfield Road, now known as Sproul Road, North 16 degrees 27 minutes West, 283.42 feet to a point; thence continuing along the middle line of the said Springfield Road, now known as Sproul Road, North 17 degrees West, 147.85 feet to a point (this point is South 17 degrees East 833.23 feet from corner of Lawrence Road); thence extending South 72 degrees 19 minutes West, 519 feet to a point; thence extending South 17 degrees East, 147.85 feet to a point; thence extending South 16 degrees 27 minutes East, 283.42 feet to a point; thence extending North 72 degrees 19 minutes East 519 feet to the first mentioned point and place of beginning.

CONTAINING 5 acres more or less.

Folio #25-00-4495-00.

                                      EXHIBIT J

                     FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

    THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the "Assignment") is made as of this______________ day of_____________________, 1997 between METROPOLITAN LIFE
INSURANCE COMPANY, a New York corporation having an address in care of AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 ("Assignor") and BRANDYWINE REALTY TRUST, a Maryland real estate investment trust having an address of 16 Campus Boulevard, Suite 150, Newton Square, Pennsylvania 19073 ("Assignee").

    For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Schedule 1 attached hereto and incorporated herein by this reference (the "Property"), more commonly known as 1974 Sproul Road, Broomall, Pennsylvania, and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under the existing and outstanding leases, licenses and occupancy agreements (collectively, the "Leases"), of the improvements comprising a part of the Property, being the Leases described on Schedule 2 attached hereto and incorporated herein by this reference, together with all security deposits tendered under the Leases remaining in the possession of Assignor.

    Assignee does hereby assume and agree to perform all of Assignor's obligations under or with respect to the Leases accruing from and after the date hereof, including without limitation, (A) any claims made by tenants with respect to the tenants' security deposits to the extent paid, credited or assigned to Assignee by Assignor, (B) any and all obligations to pay leasing commissions and finder's fees which are due or payable after the date hereof with respect to the Leases as a result of any new Leases, or any renewals, extensions, amendments or expansions of existing Leases signed between _____________________________ and the date hereof which were approved or deemed approved in accordance with Section 5.4 of the Sale Agreement between Assignor and Assignee dated __________________ or did not require Purchaser's approval thereunder, (C) all Tenant Inducement Costs (as defined in Section 4.4 of said Sale Agreement) and leasing commissions with respect to new Leases, or renewals, extensions, amendments or expansions of existing Leases, signed or entered into from and after the date hereof, and (D) all Tenant Inducement Costs and leasing commissions listed on Schedule 3 attached hereto, if any. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder. Assignor shall remain liable for all of Assignor's obligations under or with respect to the Leases accruing prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignor's obligations hereunder.

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

    This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                             ASSIGNOR:

                             METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real
Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor


                             By:_____________________________________________


                             Name:___________________________________________


                             Title:__________________________________________



                             ASSIGNEE:

                             BRANDYWINE REALTY TRUST


                             By:_____________________________________________


                             Name:___________________________________________

                             Title:__________________________________________

                                      SCHEDULE 1
                                  LEGAL DESCRIPTION


ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Situate in the Township of Marple, County of Delaware and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point in the middle line of the Springfield Road, now known as Sproul Road, at the distance of 625.96 feet measured North 16 degrees 27 minutes West from the intersection of the middle line of Springfield Road, now known as Sproul Road, with the middle line of Leedom Mills Road; thence extending along the middle line of the said Springfield Road, now known as Sproul Road, North 16 degrees 27 minutes West, 283.42 feet to a point; thence continuing along the middle line of the said Springfield Road, now known as Sproul Road, North 17 degrees West, 147.85 feet to a point (this point is South 17 degrees East 833.23 feet from corner of Lawrence Road); thence extending South 72 degrees 19 minutes West, 519 feet to a point; thence extending South 17 degrees East, 147.85 feet to a point; thence extending South 16 degrees 27 minutes East, 283.42 feet to a point; thence extending North 72 degrees 19 minutes East 519 feet to the first mentioned point and place of beginning.

CONTAINING 5 acres more or less.

Folio #25-00-4495-00.

                                      SCHEDULE 2
                                        LEASES


Lease between New England Mutual Life Insurance Company as Landlord and ALLAN COLLAUT ASSOCIATES, INC. as Tenant, dated January 9, 1995.

Lease between New England Mutual Life Insurance Company as Landlord and FRANKLIN MINT FEDERAL CREDIT UNION as Tenant, dated March 15, 1994; First Amendment to Lease dated April 8, 1997, with Metropolitan Life Insurance Company as Landlord.

Lease between New England Mutual Life Insurance Company as Landlord and INTERNATIONAL BUSINESS MACHINES CORPORATION as Tenant, dated July 20, 1994; First Amendment to Lease dated March 21, 1995.

Lease between New England Mutual Life Insurance Company as Landlord and Main LINE BOOK COMPANY as Tenant, dated April 13, 1993; First Amendment to Lease dated October 24, 1995.

Lease between New England Mutual Life Insurance Company as Landlord and Penn Therapy Associates, Inc. as Tenant, dated April 21, 1993; Landlord's Consent [to assignment and sublease] dated June 27, 1996; Assignment and Assumption Agreement dated July 1, 1996 between Penn Therapy Associates, Inc. as Assignor and MIDATLANTIC HEALTH GROUP, INC. as Assignee; Sublease dated July 1, 1996 between Midatlantic Health Group, Inc. as Sublessor and Mary Ellen DiMatteo as Sublessee; Sublease dated July 1, 1996 between Midatlantic Health Group, Inc. as Sublessee and Penn Therapy, P.C. as Sublessee.

Lease between Broomall '81 Associates as Lessor and TMR, INC. as Lessee, dated July 1990; First Amendment to Lease dated July 19, 1990; Second Amendment to Lease dated February 17, 1994, with New England Mutual Life Insurance Company as Landlord; letter exercising extension option dated December 21, 1994.

Lease between Metropolitan Life Insurance Company as Landlord and JOHN P. WILLIAMSON, KEVIN M. MCVEIGH AND MICHAEL D. ALFANO as Tenant, dated December 17, 1996.

                                      SCHEDULE 3
                OTHER TENANT INDUCEMENT COSTS AND LEASING COMMISSIONS

                                      EXHIBIT K

                   FORM OF ASSIGNMENT AND ASSUMPTION OF INTANGIBLES

    THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLES (the "Assignment") is made as of the____________day of____________________, 1997 between METROPOLITAN LIFE
INSURANCE COMPANY, a New York corporation having an address in care of AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803, ("Assignor") and BRANDYWINE REALTY TRUST, a Maryland real estate investment trust having an address of 16 Campus Boulevard, Newton Square, Pennsylvania ("Assignee").

    For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Schedule 1 attached hereto and incorporated herein by this reference (the "Property"), more commonly known as 1974 Sproul Road, Broomall, Pennsylvania, and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

    (i) the contracts and agreements listed and described on Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts"),

    (ii) all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements or the personal property being conveyed to Assignee by Bill of Sale on the date hereof,

    (iii) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, and

    (iv) the right to the name "1974 Sproul Road".

    All items described in (ii), (iii) and (iv) above are hereinafter collectively referred to as "Intangible Property".

    Assignee does hereby assume and agree to perform all of Assignor's obligations under the Contracts and Intangible Property accruing from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in

Assignee's obligations hereunder. Assignor shall remain liable for all of Assignor's obligations under the Contracts and Intangible Property accruing prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignor's obligations hereunder.

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

    This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                             ASSIGNOR:

                             METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real
Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor


                             By:_____________________________________________


                             Name:___________________________________________


                             Title:__________________________________________



                             ASSIGNEE:

                             BRANDYWINE REALTY TRUST


                             By:_____________________________________________


                             Name:___________________________________________


                             Title:__________________________________________

                                     SCHEDULE  1
                                  LEGAL DESCRIPTION

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Situate in the Township of Marple, County of Delaware and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point in the middle line of the Springfield Road, now known as Sproul Road, at the distance of 625.96 feet measured North 16 degrees 27 minutes West from the intersection of the middle line of Springfield Road, now known as Sproul Road, with the middle line of Leedom Mills Road; thence extending along the middle line of the said Springfield Road, now known as Sproul Road, North 16 degrees 27 minutes West, 283.42 feet to a point; thence continuing along the middle line of the said Springfield Road, now known as Sproul Road, North 17 degrees West, 147.85 feet to a point (this point is South 17 degrees East 833.23 feet from corner of Lawrence Road); thence extending South 72 degrees 19 minutes West, 519 feet to a point; thence extending South 17 degrees East, 147.85 feet to a point; thence extending South 16 degrees 27 minutes East, 283.42 feet to a point; thence extending North 72 degrees 19 minutes East 519 feet to the first mentioned point and place of beginning.

CONTAINING 5 acres more or less.

Folio #25-00-4495-00.

                                      SCHEDULE 2
                                      CONTRACTS

1. Agreement with Grinnell Fire Protection Systems Company (automatic sprinkler equipment inspection).

    [ANY OTHER OPERATING AGREEMENTS NOT TERMINATED PURSUANT TO SECTION 1.1(E)]

                                      EXHIBIT L
                                FORM OF TENANT NOTICE

                              TENANT NOTIFICATION LETTER

HAND DELIVERED

DATE:

TO:   [Tenants at 1974 Sproul Road, Broomall, Pennsylvania]

RE:   1974 Sproul Road, Broomall, Pennsylvania (the "Property")
      Notification Regarding Change of Ownership

    This letter is to notify you as a Tenant at the Property that the Property has been sold by Metropolitan Life Insurance Company, a New York corporation ("Seller"), to Brandywine Realty Trust, a Maryland real estate investment trust ("Purchaser"). As of the date hereof, your Lease has been assigned by Seller to Purchaser. From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows:

         TO:   __________________________________________
         ATTN: __________________________________________
         AT:   __________________________________________

    As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller's obligations with respect to such deposits have been assumed by, Purchaser as of the date of this letter. Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser.

PURCHASER:                   SELLER:

BRANDYWINE REALTY TRUST      METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real
Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor

By:________________________________     By:________________________________


Name:______________________________     Name:______________________________

Title:_____________________________     Title:_____________________________


Date:______________________________     Date:______________________________

                                      EXHIBIT M
                              FORM OF FIRPTA CERTIFICATE

CERTIFICATE REGARDING FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT

                                 (ENTITY TRANSFEROR)

    Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Transferor"). Transferor hereby certifies:

    1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

    2.   Transferor's Federal Employer Identification Number is 13-5581829.

    3.   Transferor's office address is:

              One Madison Avenue
              New York, New York 10010; and

    4. The address or description of the property which is the subject matter of the disposition is 1974 Sproul Road, Broomall, Pennsylvania.

    Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

    Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

                             METROPOLITAN LIFE INSURANCE COMPANY, by AEW Real
Estate Advisors, Limited Partnership, its duly authorized asset manager and advisor


                             By:    __________________________________________

                             Name:  __________________________________________

                             Title: __________________________________________

                             Date:  __________________________________________

                                      EXHIBIT N

                     LIST OF CERTAIN TENANT COSTS AND COMMISSIONS


                                         NONE

                                      EXHIBIT O

                             LIST OF BROKERAGE AGREEMENTS



                                         NONE

                                      EXHIBIT P

                             LIST OF SPECIFIED LITIGATION



                                         NONE

                                      EXHIBIT Q

                              LIST OF VIOLATION NOTICES


                                         NONE

                                      EXHIBIT R

                          STATEMENT OF TENANT DELINQUENCIES


                           Per Schedule 1 attached hereto.

                                      EXHIBIT S

                          FORM OF SEC REPRESENTATION LETTER



_____________________________________, 1997

___________________________________________
___________________________________________
___________________________________________
Attention:_________________________________

Dear_______________________________________:


In connection with the audit by you on behalf of Brandywine Realty Trust or an affiliate thereof, of the statement of revenues and certain expenses (the "Statement") for the year ending December 31, 199______ of that certain real property located at 1974 Sproul Road, Broomall, Pennsylvania (the "Property"), which has been or is to be acquired by Brandywine Realty Trust or an affiliate thereof from Metropolitan Life Insurance Company (hereinafter "we", "us" and "our"), we recognize that obtaining the information contained in this letter is significant in enabling you to form an opinion as to whether the Statement fairly presents, in all material respects and in accordance with generally accepted accounting principles, the results of the revenues in excess of certain expenses of the Property. Accordingly, we advise you of the following, which is true to the best of our knowledge.

General

We recognize that, as the owner of the Property, we are responsible for directing the fair presentation of the Statement. We believe the Statement is fairly presented in conformity with generally accepted accounting principles, and we have made available to you and your representatives all financial records and related data which you have asked to review for such purposes.

Internal Control Structure

To our knowledge, there are no material transactions that have not been properly recorded in the accounting records underlying the Statement.

Minutes and Contracts

We have made available to you all significant contracts and operating agreements relating to the Property necessary for the fair presentation of the Statement. To our knowledge, we have complied with all aspects of such contracts and operating agreements that would have a material effect on the Statement in the event of noncompliance.

Related Party Transaction

Transactions with related parties (affiliated companies, management and their immediate families, principal owners, key employees, trust related to management), if any and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements and guarantees, have been properly recorded or disclosed in the Statement.

Contingent Liabilities

To our knowledge, there have been no violations or possible violations by us of laws or regulations relating to the Property in any jurisdiction, the effects of which should be considered for disclosure or as a basis for recording a loss contingency in connection with the preparation of the Statement, which shall be defined for these purposes as an existing condition, situation or set of circumstances involving uncertainty as to possible loss of $__________________ individually or $________________________in the aggregate.

To our knowledge, there have been no communications from regulatory agencies or government representatives concerning investigations or allegations of noncompliance by us with laws or regulations relating to the Property in any jurisdiction, or of deficiencies in financial reporting practices or other matters that could have a material effect on the Statement.

To our knowledge, we have disclosed to you all known threatened or pending litigation matters and materials liabilities affecting our ownership of the Property.

Irregularities and Conflicts of Interest

To our knowledge, there have been no irregularities. "Irregularities" for these purposes shall be defined as intentional misstatements or omissions of amounts or disclosures in the Statement involving our employees who have significant roles in the internal control structure relating to the Property.

Subsequent Events

To our knowledge, no events or transactions that have not been disclosed to you
have occurred or have been pending since December 31, 199      that would have a
material effect on the Statement.

We understand from you that your audit of the Statement was conducted in accordance with generally accepted auditing standards, as defined in described by the American Institute of Certified Public Accountants, and that it was designed primarily for the purpose of expressing an opinion on the Statement taken as a whole, and that your tests of the accounting records and other auditing procedures were limited to those you considered necessary for that purpose.

For purposes of this letter, the phrase "to the best of our knowledge" shall mean the actual knowledge of Designated Employee of Seller, as that term is defined in Section 5.2 of that certain Sale Agreement dated as of __________, 1997 between us and Brandywine Realty Trust relating to the sale and purchase of the Property.

This letter may not be relied on for any other purpose or by any other party (including, but not limited to, Brandywine Realty Trust or its affiliates).

In the event the sale transaction contemplated by the aforesaid Sale Agreement closes, our liability for a breach hereunder or an alleged misrepresentation herein shall be subject to the monetary and survival limitations set forth in
Section 5.3 of the Agreement.

In the event the sale transaction contemplated by the Sale Agreement does not close, the representations made by us herein shall automatically terminate, without the need for any further action by us, and in such event we shall have no monetary liabilities or obligations to you or to any other party for a breach hereunder or an alleged misrepresentation herein.

                        METROPOLITAN LIFE INSURANCE COMPANY


                        By:    _______________________________________________


                        Name:  _______________________________________________


                        Title: _______________________________________________